UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 7, 2023
Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity: 333-193376-08
Central Index Key Number of issuing entity: 0001612126

COMM 2014-UBS4 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-193376
Central Index Key Number of depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001505494
The Bancorp Bank, National Association
(Exact name of sponsor as specified in its charter)
(formerly known as The Bancorp Bank)

Central Index Key Number of sponsor (if applicable): 0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001625508
Pillar Funding LLC
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 47-1478558
Upper Tier Remic 47-1559281
Grantor Trust 47-6424351
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04.  Failure to make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the May 12, 2023 Distribution
Date.  The Certificate Administrator was notified by the Master Servicer of receipt of an additional payment for reimbursement of advances on the InnVite Hotel Portfolio Mortgage Loan (Loan Number 37 on
Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on
July 31, 2014 pursuant to Rule 424(b)(5)), in the amount of $1,075,915.60, which was approved by the
Certificate Administrator on August 7, 2023.  This resulted in an additional principal payment to the
Class A-3 Certificateholders in the amount of $1,075,915.60.  This also resulted in a non-principal adjustment to the Class G Certificates which revised the ending balance of the Class G Certificates from $43,244,273.97 to $44,320,189.57.  The additional payment was made to the Class A-3
Certificateholders on August 7, 2023.

The amounts of principal and interest distributed to certain classes of certificates and the beginning and ending certificate balances for certain classes of certificates shown on the registrant's Asset
Backed Issuer Distribution Reports on Form 10-D for the June 2023 and July 2023 reporting periods have been corrected to reflect the adjustments described above.  The revised Distribution Date statements are included with the registrant's 10-D/A's for such reporting periods.  All corrected payments to the impacted Certificateholders were made on August 7, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ R. Chris Jones
Name:  R. Chris Jones
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date:    August 10, 2023